UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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FEDERAL REALTY INVESTMENT TRUST
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Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting of FEDERAL REALTY INVESTMENT TRUST To Be Held On: May 5, 2021 at 9:00 a.m. virtually at https://web.lumiagm.com/202329683 (password: federal2021) APT. 203 NEW YORK, NY 10038 1234 MAIN STREETJOHN SMITH ACCOUNT NUMBERCOMPANY NUMBER Please note that you cannot use this notice to vote by mail. 1.To elect the following Trustees as set forth in the accompanying Proxy Statement David W. Faeder Elizabeth I. HollanNicole Y. Lamb-Hale Anthony P. Nader, III Mark S. Ordan Gail P. Steinel Donald C. Wood .2. To hold an advisory vote approving the compensation of our named executive officers. 3.To ratify the appointment of Grant Thornton LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021. 4. To consider and act upon any other matters properly coming before the meeting or any postponement or adjournment thereof. THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE “FOR” THE ELECTION OF THE NOMINEES AND “FOR” PROPORALS 2 AND 3. CONTROL NUMBER encourage you to access and review all of the important information contained in the proxy materials before voting.This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We copy. To facilitate timely delivery please make the request as instructed below before 04/23/21.If you want to receive a paper or e-mail copy of the proxy materials you must request one. There is no charge to you for requesting a Please visit http://www.federalrealty.com/shareholder-meeting, where the following is available for view: Annual Report/Form 10-K/Notice & Proxy Statement Instructions on How to Access and Participate in the Annual Shareholder Meeting TO VOTE:TO REQUEST MATERIAL: TELEPHONE: WEBSITE: E-MAIL: info@astfinancial.cominstructions ONLINE: To access your online proxy card, please visit https://us.astfinancial.com/OnlineProxyVoting/ProxyVoting/RequestMaterialsor scan the QR code with your smartphone888-Proxy-NA (888-776-9962) 718-921-8562 (for international callerswww.voteproxy.com. and follow the on-screen) www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.You may enter your voting instructions at Go to: https://web.lumiagm.com/202329683 (password: federal2021).DURING THE MEETING: You may virtually attend the meeting and vote your shares through the internet. TELEPHONE: the toll free number to call.To vote by telephone, please visit www.voteproxy.com to view the materials and to obtain MAIL: You may request a card by following the instructions above.

Your Vote Counts! FEDERAL REALTY INVESTMENT TRUST 2021 Annual Meeting Vote by May 04, 2021 1 1 •59 PM ET You invested in FEDERAL REALTY INVESTMENT TRUST and it’s time to vote! You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 05, 2021. Get informed before you vote View the Annual Report/Form 10-K/Notice & Proxy Statement online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 21 , 2021 . If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy. For complete information and to vote, visit www.ProxyVote.com Control # Smartphone users Point your camers here and vote without entering a control number Vote in Person at the Meeting* May 05, 2021 9:00 AM EDT Virtual Shareholder Meeting on the Internet at: https://web.lumiagm.com/202329683 Password: federal2021 Smartphone users Vote in Person at the Meeting* Point your camera here and May 05, 2021 9:00 AM EDT vote without entering a control number Virtual Shareholder Meeting on the Internet at: https://web.lumiagm.com/202329683 Password: federa12021 *If you choose to vote these shares in person at the meeting, you must request a “legal proxy. “ To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com THIS IS NOT A VOTABLE BALLOT This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters. Board Voting Items Recommends IA Election of Trustees Nominees: David W. Faeder OFor 1 B Elizabeth l. Holland OFor IC Nicole Y. Lamb-Hale OFor ID Anthony P. Nader, Ill OFor IE Mark S. Ordan OFor IF Gail P. Steinel OFor IG Donald C. Wood OFor 2. To hold an advisory vote approving the compensation of our named executive officers. e For 3. To ratify the appointment of Grant Thornton I-LP as our independent registered public accounting firm for the fiscal year ending December 31, 2021 . e For NOTE: Such other business as may properly come before the meeting or any adjournment thereof. FEDERAL REALITYINVESTMENT TRUST 2021 Annual Meeting Vote by May 04, 2021 11:59 PM ET